Exhibit 99.1

Joint Filer Information

(Other Reporting Persons)

Name:	Marcin Czernik
Address:	Simou Menardou 8 Ria Court 8, Office 101 6015 Larnaca, Cyprus
Designated Filer:	Plio Limited
Issuer & Ticker Symbol:	Karyopharm Therapeutics Inc. [KPTI]
Date of Earliest Transaction Required to Be Reported:	11/12/13
Relationship of Reporting Persons to Issuer: If Amendment, Date Original Filed (Month/Day/Year): Individual or Joint/Group Filing: Signature and Date:	10% Owner Not Applicable Form filed by More than One Reporting Person Marcin Czernik, by /s/ Simon Prisk, as attorney-in fact by power of attorney 11/7/13

Name:	Andreas Hadjimichael
Address:	Simou Menardou 8 Ria Court 8, Office 101 6015 Larnaca, Cyprus
Designated Filer:	Plio Limited
Issuer & Ticker Symbol:	Karyopharm Therapeutics Inc. [KPTI]
Date of Earliest Transaction Required to Be Reported:	11/12/13
Relationship of Reporting Persons to Issuer: If Amendment, Date Original Filed (Month/Day/Year): Individual or Joint/Group Filing: Signature and Date:	10% Owner Not Applicable Form filed by More than One Reporting Person Andreas Hadjimichael, by /s/ Simon Prisk, as attorney-in fact by power of attorney 11/7/13

Name:	Amalia Hadjimichael
Address:	Simou Menardou 8 Ria Court 8, Office 101 6015 Laranca, Cyprus

Designated Filer:	Plio Limited

Issuer & Ticker Symbol:	Karyopharm Therapeutics Inc. [KPTI]

Date of Earliest Transaction Required to Be Reported:	11/12/13
Relationship of Reporting Persons to Issuer:	10% Owner

If Amendment, Date Original Filed (Month/Day/Year):	Not Applicable

Individual or Joint/Group Filing:	Form filed by More than One Reporting Person
Signature and Date:	Amalia Hadjimichael, by /s/ Simon Prisk, as attorney-in fact by power of attorney 11/7/13

Name:	Gregory Jankilevitsch

Address:	Chalet Le Refuge Chemin De Jolimont 18 Villars-Sur-Ollon Switzerland, CH-1884

Designated Filer:	Plio Limited

Issuer & Ticker Symbol:	Karyopharm Therapeutics Inc. [KPTI]

Date of Earliest Transaction Required to Be Reported:	11/12/13
Relationship of Reporting Persons to Issuer:	10% Owner

If Amendment, Date Original Filed (Month/Day/Year):	Not Applicable

Individual or Joint/Group Filing:	Form filed by More than One Reporting Person
Signature and Date:	Amalia Hadjimichael, by /s/ Simon Prisk, as attorney-in fact by power of attorney 11/7/13